Exhibit 1.1

JOINT FILING AGREEMENT

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate. This Joint Filing Agreement may be executed in any number of counterparts and all such counterparts taken together shall constitute one and the same instrument.

Dated: March 8, 2021

RILEY EXPLORATION GROUP, LLC

By:	/s/ Bryan H. Lawrence	Date:	March 8, 2021
Name: Bryan H. Lawrence
Title: Manager

YORKTOWN ENERGY PARTNERS IV, L.P.

By: Yorktown IV Company LLC, its general partner

By:	/s/ Bryan H. Lawrence	Date:	March 8, 2021
Name: Bryan H. Lawrence
Title: Managing Member

YORKTOWN IV COMPANY LLC

By:	/s/ Bryan H. Lawrence	Date:	March 8, 2021
Name: Bryan H. Lawrence
Title: Managing Member

YORKTOWN ENERGY PARTNERS V, L.P.

By: Yorktown V Company LLC, its general partner

By:	/s/ Bryan H. Lawrence	Date:	March 8, 2021
Name: Bryan H. Lawrence
Title: Managing Member

YORKTOWN V COMPANY LLC

By:	/s/ Bryan H. Lawrence	Date:	March 8, 2021
Name: Bryan H. Lawrence
Title: Managing Member

YORKTOWN ENERGY PARTNERS VI, L.P.

By: Yorktown VI Company LP, its general partner
By: Yorktown VI Associates LLC, its general partner

By:	/s/ Bryan H. Lawrence	Date:	March 8, 2021
Name: Bryan H. Lawrence
Title: Managing Member

YORKTOWN VI COMPANY LP
By: Yorktown VI Associates LLC, its general partner

By:	/s/ Bryan H. Lawrence	Date:	March 8, 2021
Name: Bryan H. Lawrence
Title: Managing Member

YORKTOWN VI ASSOCIATES LLC

By:	/s/ Bryan H. Lawrence	Date:	March 8, 2021
Name: Bryan H. Lawrence
Title: Managing Member

YORKTOWN ENERGY PARTNERS VII, L.P.

By: Yorktown VII Company LP, its general partner
By: Yorktown VII Associates LLC, its general partner

By:	/s/ Bryan H. Lawrence	Date:	March 8, 2021
Name: Bryan H. Lawrence
Title: Managing Member

YORKTOWN VII COMPANY LP
By: Yorktown VII Associates LLC, its general partner

By:	/s/ Bryan H. Lawrence	Date:	March 8, 2021
Name: Bryan H. Lawrence
Title: Managing Member

YORKTOWN VII ASSOCIATES LLC

By:	/s/ Bryan H. Lawrence	Date:	March 8, 2021
Name: Bryan H. Lawrence
Title: Managing Member

YORKTOWN ENERGY PARTNERS VIII, L.P.

By: Yorktown VIII Company LP, its general partner
By: Yorktown VIII Associates LLC, its general partner

By:	/s/ Bryan H. Lawrence	Date:	March 8, 2021
Name: Bryan H. Lawrence
Title: Managing Member

YORKTOWN VIII COMPANY LP
By: Yorktown VIII Associates LLC, its general partner

By:	/s/ Bryan H. Lawrence	Date:	March 8, 2021
Name: Bryan H. Lawrence
Title: Managing Member

YORKTOWN VIII ASSOCIATES LLC

By:	/s/ Bryan H. Lawrence	Date:	March 8, 2021
Name: Bryan H. Lawrence
Title: Managing Member

YORKTOWN ENERGY PARTNERS IX, L.P.

By: Yorktown IX Company LP, its general partner
By: Yorktown IX Associates LLC, its general partner

By:	/s/ Bryan H. Lawrence	Date:	March 8, 2021
Name: Bryan H. Lawrence
Title: Managing Member

YORKTOWN IX COMPANY LP
By: Yorktown IX Associates LLC, its general partner

By:	/s/ Bryan H. Lawrence	Date:	March 8, 2021
Name: Bryan H. Lawrence
Title: Managing Member

YORKTOWN IX ASSOCIATES LLC

By:	/s/ Bryan H. Lawrence	Date:	March 8, 2021
Name: Bryan H. Lawrence
Title: Managing Member

YORKTOWN ENERGY PARTNERS X, L.P.

By: Yorktown X Company LP, its general partner
By: Yorktown X Associates LLC, its general partner

By:	/s/ Bryan H. Lawrence	Date:	March 8, 2021
Name: Bryan H. Lawrence
Title: Managing Member

YORKTOWN X COMPANY LP
By: Yorktown X Associates LLC, its general partner

By:	/s/ Bryan H. Lawrence	Date:	March 8, 2021
Name: Bryan H. Lawrence
Title: Managing Member

YORKTOWN X ASSOCIATES LLC

By:	/s/ Bryan H. Lawrence	Date:	March 8, 2021
Name: Bryan H. Lawrence
Title: Managing Member